Exhibit 99.3

DATASIGHT CORPORATION

TABLE OF CONTENTS

Condensed balance sheets as of September 30, 2018 (unaudited) and December 31, 2017	2
Condensed statements of operations for the three and nine months ended September 30, 2018 and 2017 (unaudited)	3
Condensed statements of cash flows for the nine months ended September 30, 2018 and 2017 (unaudited)	4
Notes to condensed financial statements (unaudited)	5

DATASIGHT CORPORATION

CONDENSED BALANCE SHEETS

ASSETS	September 30, 2018	December 31, 2017
	(Unaudited)
Current Assets
Cash	$3,698	$71
Total Current Assets	3,698	71
TOTAL ASSETS	$3,698	$71

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable & accrued expenses	$-	$32,815
Accrued Interest	1,893	1,312
Shareholder Advances	-	82,129
Note payable	10,000	10,000
Total Liabilities	11,893	126,256

Stockholders’ Deficit

Preferred stock, $0.0001 par value, 20,000,000 shares
authorized; no shares issued and outstanding as of September 30, 2018 and December 31, 2017 respectively	-	-
Common stock, $0.0001 par value, 100,000,000 shares
authorized; 27,890,537 and 26,157,195 shares issued and outstanding as of September 30, 2018 and December 31, 2017 respectively	2,789	2,616
Additional paid-in capital	4,524,505	4,342,352
Accumulated deficit	(4,535,489)	(4,471,154)
Total Stockholders’ Deficit	(8,195)	(126,186)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$3,698	$71

See accompanying notes to these unaudited condensed financial statements.

DATASIGHT CORPORATION

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended	For the Three Months Ended	For the Nine Months Ended	For the Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Revenue	$-	$-	$-	$-

Cost of revenue	-	-	-	-
Gross profit	-	-	-	-
Consulting expense	-	-	-	-
Operating expenses	1,277	8,515	63,754	35,814
Loss from operations	(1,277)	(8,515)	(63,754)	(35,814)
Other income (expense)	-	30	-	30
Interest expense	(205)	-	(581)	(350)
Loss before income taxes	(1,482)	(8,485)	(64,335)	(36,134)
Income tax expense	-	-	-	-
Net loss	$(1,482)	$(8,485)	$(64,335)	$(36,134)
Loss per share – basic	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Weighted average shares – basic	27,246,719	26,157,195	26,521,705	26,157,195

See accompanying notes to these unaudited condensed financial statements.

DATASIGHT CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months ended September 30, 2018	For the Nine Months ended September 30, 2017
OPERATING ACTIVITIES:
Net loss	$(64,335)	$(36,134)
Changes in operating assets and liabilities
Accounts payable & accrued expenses	(32,234)	16,004
Net cash used in operating activities	(96,569)	(20,130)

FINANCING ACTIVITIES:
Contributed Capital	30,196	-
Sale of Common Stock	50,000	-
Advance from Shareholder	20,000	20,136
Net cash provided by financing activities	100,196	20,136

Net increase (decrease) in cash	3,627	6

Cash, beginning of period	71	33

Cash, end of period	$3,698	$39

SUPPLEMENTAL DISCLOSURE
Cash paid for interest	$-	$-
Cash paid for income tax	$-	$-
Contribution of Shareholder Advances	$102,129	$-

See accompanying notes to these unaudited condensed financial statements.

DATASIGHT CORPORATION

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

1. OVERVIEW

Nature of Operations

DataSight Corporation, f/k/a LED Lighting Company and Fun Media World, Inc., was incorporated under the name of Pinewood Acquisition Corporation under the laws of the State of Delaware on July 19, 2010 and was originally formed to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

On May 28, 2013, the Company’s board of directors and stockholders approved an amendment to the Company’s Certificate of Formation to change its corporate name to “LED Lighting Company”, and the amendment was filed with the Secretary of State of the State of Delaware on May 30, 2013. On May 28, 2013, new officers and directors were appointed and elected and the prior officers and directors resigned, resulting in the change of control of the Company.

On October 8, 2018, the Company completed the Amended and Restated Exchange Agreement (the “Exchange Agreement”) with DataSight, Inc., a Nevada corporation (“DSI”), and the shareholders of DSI (the “DataSight Shareholders”) which own over 90% of the outstanding shares of DSI and all of the outstanding options issued by DSI. Under the terms of the Exchange Agreement, the Company acquired DSI through the acquisition of the outstanding stock of DSI. In exchange, the Company agreed to issue to the DataSight Shareholders 7,317,767 shares of the Company’s Series A Convertible Preferred Stock (the “Company Preferred Stock”) and will issue new options to the DataSight Shareholders which hold options. The Company Preferred Stock has 26 to 1 voting rights over the Company common stock and will automatically convert into shares of Company common stock upon the Company’s completion of a reverse stock split.

On October 11, 2018 the Company’s Board of Directors, approved, a reverse stock split in the ratio of 1 for 26 for all shares of common stock, as of a record date of October 11, 2018. As of that date there were 27,890,537 common shares outstanding.  The reverse stock split is subject to the Company receiving shareholder approval.  The Series A Convertible Preferred Stock is not subject to the reverse split.

In accordance with “reverse merger” or “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Exchange Agreement will be replaced with the historical financial statements of DSI prior to the Exchange Agreement, in all future filings with the U.S. Securities and Exchange Commission, or SEC.

The foregoing summary and description of the terms of the transaction contemplated under the Exchange Agreement contained herein is qualified in its entirety by reference to the complete agreement, a copy of which is filed as an exhibit to the Company’s Form 8-K filed with the SEC on October 18, 2018 and incorporated herein by reference.

Going Concern

The Company has sustained operating losses and an accumulated deficit of $4,535,489 since inception of the Company on July 19, 2010 through September 30, 2018. In the nine months ended September 30, 2018, the Company incurred a loss of $64,335.  The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and/or obtain additional financing from its stockholders and/or other third parties.

These condensed financial statements have been prepared on a going concern basis, which implies the Company will continue to meet its obligations and continue its operations for the next fiscal year. The continuation of the Company as a going concern is dependent upon financial support from its stockholders, the ability of the Company to obtain necessary equity financing to continue operations, successfully locating and negotiate with a business entity for the combination of that target company with the Company.

There is no assurance that the Company will ever be profitable. The condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s condensed financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Basis of Presentation

The accompanying unaudited condensed interim financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the accounting and disclosure rules and regulations of the SEC, and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position as of September 30, 2018 and the results of operations and cash flows for the periods presented. Certain information and disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations. Interim results are not necessarily indicative of results for a full year.

The accompanying unaudited condensed interim financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Form 10-K filed by the Company with the SEC on August 15, 2018.

Use of Estimates

In preparing these financial statements in conformity with GAAP, management is required to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates and assumptions included in our consolidated financial statements relate to the valuation of long-lived assets, accruals for potential liabilities, and valuation assumptions related to equity instruments and share based payments.

Fair Value Measurements

ASC 820, “Fair Value Measurements”, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value: Level 1, defined as observable inputs such as quoted prices in active markets for identical assets or liabilities; Level 2, inputs other than level one that are either directly or indirectly observable such as quoted prices for identical or similar assets or liabilities on markets that are not active; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company had no assets or liabilities required to be recorded at fair value on a recurring basis as of March 31, 2018.

Cash and Cash Equivalents

The Company considers all highly-liquid investments with maturities of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of September 30, 2018.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company places its cash with high quality banking institutions. From time to time, the Company may maintain cash balances at certain institutions in excess of the Federal Deposit Insurance Corporation limit.

Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) No. 605, “Revenue Recognition”.  In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

Income Taxes

Under ASC 740, “Income Taxes”, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. As of June 30, 2018, there were no deferred taxes.

Share Based Compensation

The Company applies ASC 718, Share-Based Compensation to account for its service providers’ share-based payments.  Common stock of the Company was given to service providers to retain their assistance in becoming a U.S. public company, assistance with public company regulations, investors’ communications and public relations with broker-dealers, market makers and other professional services.

In accordance with ASC 718, the Company determines whether a share payment should be classified and accounted for as a liability award or equity award.  All grants of share-based payments to service providers classified as equity awards are recognized in the financial statements based on their grant date fair values which are calculated using historical pricing.  The Company has elected to recognize compensation expense based on the criteria that the stock awards vest immediately on the issuance date.  ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent period if actual forfeitures differ from initial estimates.  There were no forfeitures of share based compensation.

Net Loss Per Share

Under the provisions of ASC 260, “Earnings per Share,” basic loss per common share is computed by dividing net loss available to common shareholders by the weighted average number of shares of common stock outstanding for the periods presented. Diluted net loss per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that would then share in the income of the Company, subject to anti-dilution limitations. The common stock equivalents have not been included as they are anti-dilutive. As of June 30, 2018, there were no warrants or stock options outstanding.

3.  LIABILITIES TO RELATED PARTIES

Company liabilities to related parties consist of the following as of September 30, 2018 and December 31, 2017:

	September 30, 2018	December 31, 2017

Accounts Payable	$-	$32,815
Shareholder Advances	-	82,129
Total	$-	$114,944

4.  STOCK BASED COMPENSATION

Generally, all forms of share-based payments, including stock option grants, restricted stock grants and stock appreciation rights are measured at their fair value on the awards’ grant date, based on the estimated number of awards that are ultimately expected to vest. Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. The expenses resulting from share-based payments are recorded in operating expenses in the statement of operations.

Stock Options

On May 28, 2013, the Company’s board of directors and stockholders approved the adoption of the LED Lighting Company 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan is intended to aid the Company in recruiting and retaining key employees, directors or consultants and to motivate them by providing incentives through the granting of awards of stock options or other stock based awards. The 2013 Plan is administered by the board of directors. Directors, officers, employees and consultants of the Company and its affiliates are eligible to participate under the 2013 Plan.  A total of 1,500,000 shares of common stock have been reserved for awards under the 2013 Plan.

No options are currently outstanding under the Plan.

Warrants

As of September 30, 2018, 5,418,628 warrants had been issued with an exercise price of $1.00, and all had expired unexercised. No warrants were issued during the first nine months of 2018.

A summary of warrant activity as of September 30, 2018 and changes during the nine month period since December 31, 2017 is presented below:

	Warrants [ex Plan Options]	Weighted Avg Exercise Price	Avg Remaining Contractual Life [Yrs]	Weighted Average Expiration Date
Outstanding December 31, 2017	5,418,629	$1.00	0.84	10/01/2016
Exercised	-	-	-	-
Forfeited or Expired	(5,418,629)	-	-	-
Outstanding September 30, 2018	-	-	-	5/30/2017
Exercisable September 30, 2018	-	-	-	-

5. STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock.

On August 20, 2018, effective June 30, 2018, three related parties including the Company’s CEO and two other shareholders, entered into a conversion agreement. Pursuant to the conversion agreement, the three parties agreed to convert shareholder advances of $102,129 to paid in capital.  No common or preferred shares were issued in conjunction with the conversion agreement.

During August 2018 three existing shareholders, including the Company’s former CEO, invested $50,000 to purchase 1,733,342 shares of common stock of the Company.  The investment was made at an equivalent price of $0.75 per share on a “post-split” basis (see Note 6 for discussion of the proposed 1:26 reverse stock split of common stock).

As of September 30, 2018, the Company had 27,890,537 shares of common stock issued and outstanding, and zero shares of preferred stock issued and outstanding.

6. SUBSEQUENT EVENT

On October 8, 2018, the Company completed the Amended and Restated Exchange Agreement (the “Exchange Agreement”) with DataSight, Inc., a Nevada corporation (“DSI”), and the shareholders of DSI (the “DataSight Shareholders”) which own over 90% of the outstanding shares of DSI and all of the outstanding options issued by DSI. Under the terms of the Exchange Agreement, the Company acquired DSI through the acquisition of the outstanding stock of DSI. In exchange, the Company agreed to issue to the DataSight Shareholders 7,317,767 shares of the Company’s Series A Convertible Preferred Stock (the “Company Preferred Stock”) and will issue new options to the DataSight Shareholders which hold options. The Company Preferred Stock has 26 to 1 voting rights over the Company common stock and will automatically convert into shares of Company common stock upon the Company’s completion of a reverse stock split.

On October 11, 2018 the Company’s Board of Directors, approved, a reverse stock split in the ratio of 1 for 26 for all shares of common stock, as of a record date of October 11, 2018. As of that date there were 27,890,537 common shares outstanding. The Series A Convertible Preferred Stock is not subject to the reverse split.